Exhibit 99.1

Nutanix Reports Second Quarter Fiscal 2017 Financial Results

Record Revenues of $182.2 Million Up 77 Percent YOY; Adds Over 900 New Customers; Sees Accelerated Adoption of its Acropolis Hypervisor

SAN JOSE, Calif.--(BUSINESS WIRE)--March 2, 2017--Nutanix, Inc. (NASDAQ:NTNX), a leader in enterprise cloud computing, today announced financial results for its second quarter of fiscal 2017, ended January 31, 2017.

Second Quarter Fiscal Year 2017 Financial Highlights

  Revenue: $182.2 million, growing 77% year-over-year from $102.7 million in the second quarter of fiscal 2016
  Billings: $227.4 million, growing 59% year-over-year from $143.4 million in the second quarter of fiscal 2016
  Net Loss: GAAP net loss of $93.2 million, compared to a GAAP net loss of $33.2 million in the second quarter of fiscal 2016; Non-GAAP net loss of $39.9 million, compared to a non-GAAP net loss of $30.9 million in the second quarter of fiscal 2016
  Net Loss Per Share: GAAP net loss per share of $0.66, compared to a pro forma GAAP net loss per share of $0.28 in the second quarter of fiscal 2016; Non-GAAP net loss per share of $0.28, compared to a pro forma non-GAAP net loss per share of $0.26 in the second quarter of fiscal 2016
  Cash and Short-term Investments: $355.2 million, up 175% from the second quarter of fiscal 2016
  Deferred Revenue: $420.6 million, up 128% from the second quarter of fiscal 2016
  Operating Cash Flow: $19.8 million, compared to $4.5 million in the second quarter of fiscal 2016
  Free Cash Flow: $7.1 million, compared to $(5.9) million in the second quarter of fiscal 2016

Reconciliations between GAAP and non-GAAP financial measures and key performance measures are provided in the tables of this press release.

“Our journey has taken us from an unknown upstart to a well-established enterprise IT brand approaching a $1 billion annualized billings run-rate in just five years of selling. We continue to evolve and refine our strategy, including product expansions, sales focus and alternate consumption models, as we seek to capture a growing share of the highly dynamic $100+ billion enterprise infrastructure market,” said Dheeraj Pandey, CEO, Nutanix.

“Our solid results were driven by notable strength in our international business. Further, I am pleased we were able to hold our non-GAAP gross margins essentially steady despite component price increases impacting our costs,” said Duston Williams, CFO, Nutanix.

Recent Company Highlights

  Continued Customer Growth: Nutanix ended the second quarter of fiscal 2017 with over 5,380 end-customers, adding over 900 new end-customers during the quarter.
  Increasing AHV Adoption: The company continued to see strong adoption for its built-in hypervisor, AHV. Usage rose to 21%, up from 17% in the prior quarter, based on a four-quarter rolling average of nodes using AHV as a percent of total nodes sold.
  AHV Certified on SAP® Business Suite Powered by SAP NetWeaver: Nutanix customers are now able to simplify their infrastructure and virtualization stack when delivering business-critical SAP applications on the Nutanix Enterprise Cloud Platform.
  Awarded CRN® Product of the Year: The Nutanix Enterprise Cloud PlatformTM for Cisco® Unified Computing Systems (UCS) was named a winner in the 2016 Product of the Year Awards in the Hyperconverged Infrastructure category taking first place in two subcategories: Technology and Customer Demand.
  Nutanix Enterprise Cloud Platform Selected to Be a Part of a Large Contract by United States Navy Space and Naval Warfare Systems Command: As a subcontractor to Crown Point Systems, Nutanix will be part of a five-year, firm-fixed-price Indefinite Delivery/Indefinite Quantity contract with a total overall maximum value of $28.8 million to Crown Point, if all orders are exercised.
  Names New CIO: Wendy M. Pfeiffer, former vice president of IT at GoPro, was appointed chief information officer in January.

Q3 Fiscal 2017 Financial Outlook

For the third quarter of fiscal 2017, Nutanix expects:

  Revenues between $180 and $190 million;
  Non-GAAP gross margin between 57% and 58%;
  Non-GAAP net loss per share between $0.45 and $0.48, using 144 million weighted shares outstanding.

Supplementary materials to this earnings release, including the company’s second quarter fiscal 2017 investor presentation, can be found at http://ir.nutanix.com/company/financial/.

All forward-looking non-GAAP financial measures contained in this section titled "Q3 Fiscal 2017 Financial Outlook" exclude stock-based compensation expense, and may also exclude, as applicable, other special items. The company has not reconciled guidance for non-GAAP gross margin and non-GAAP loss per share to their most directly comparable GAAP measures because such items that impact these measures are not within its control and are subject to constant change. While the actual amounts of such items will have a significant impact on the company’s non-GAAP gross margin and non-GAAP loss per share, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Webcast and Conference Call Information

Nutanix executives will discuss the company’s second quarter fiscal 2017 financial results on a conference call at 5:00 p.m. Eastern time/2:00 p.m. Pacific time today. To listen to the call via telephone, dial 1-877-201-0168 in the United States or 1-647-788-4901 from outside the United States. The conference ID is 59841448. This call is being webcast live and is available to all interested parties on our Investor Relations website at ir.nutanix.com. Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the Nutanix Investor Relations website. A telephonic replay will be available for one week following the conference call at 1-800-585-8367 or 1-416-621-4642, conference ID 59841448.

Non-GAAP Financial Measures and Other Key Performance Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial and other key performance measures: billings, non-GAAP gross margin percentage, non-GAAP net loss, pro forma non-GAAP net loss per share, and free cash flow. In computing these non-GAAP financial measures, we exclude certain items such as stock-based compensation and the related income tax impact, costs associated with our acquisitions (such as amortization of acquired intangible assets, revaluation of contingent consideration, income tax related impact, and other acquisition-related costs), loss on debt extinguishment, and changes in the fair value of our preferred stock warrant liability. Billings is a performance measure which our management believes provides useful information to investors because it represents the amounts under binding purchase orders received by us during a given period that have been billed, and we calculate billings by adding the change in deferred revenue between the start and end of the period to total revenue recognized in the same period. Free cash flow is a performance measure that our management believes provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures, and we define free cash flow as net cash (used in) provided by operating activities less purchases of property and equipment. We use these non-GAAP financial and key performance measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. However, these non-GAAP financial and key performance measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Billings, non-GAAP gross margin percentage, non-GAAP net loss, pro forma non-GAAP net loss per share, and free cash flow are not substitutes for total revenue, gross profit, net loss, net loss per share, or net cash (used in) provided by operating activities, respectively. In addition, other companies, including companies in our industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures and key performance measures as tools for comparison. We urge you to review the reconciliation of our non-GAAP financial measures and key performance measures to the most directly comparable GAAP financial measures included below in the tables captioned “Reconciliation of Revenue to Billings,” “Reconciliation of GAAP to Non-GAAP Profit Measures,” and “Reconciliation of GAAP Net Cash (Used In) Provided By Operating Activities to Non-GAAP Free Cash Flow,” and not to rely on any single financial measure to evaluate our business.

Forward Looking Statements

This press release contains express and implied forward-looking statements, including but not limited to statements relating to our competitive differentiation, our expectations relating to a contract awarded by the Navy Space and Naval Warfare Systems Command, including the execution and resulting value of any future orders under such contract, and anticipated future financial results, including but not limited to our annualized billings run rate, our guidance on estimated revenues, non-GAAP gross margin, and non-GAAP net loss per share for future fiscal periods. These forward-looking statements are not historical facts, and instead are based on our current expectations, estimates, opinions and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of such forward-looking statements depends upon future events, and involves risks, uncertainties and other factors beyond our control that may cause these statements to be inaccurate and cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by such statements, including, among others: the rapid evolution of the markets in which we compete; our ability to sustain or manage future growth effectively; factors that could result in the significant fluctuation of our future quarterly operating results, including, among other things, our revenue mix, the timing and magnitude of orders, shipments and acceptance of our solutions in any given quarter, our ability to attract new and retain existing end-customers, changes in the pricing of certain components of our solutions, and fluctuations in demand and competitive pricing pressures for our solutions; the introduction, or acceleration of adoption of, competing solutions, including public cloud infrastructure; changes in government fiscal or contracting policies, or decreases in available government spending; and other risks detailed in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2016, filed with the SEC on December 8, 2016. Additional information will also be set forth in our Form 10-Q that will be filed for the quarter ended January 31, 2017, which should be read in conjunction with these financial results. Our SEC filings are available on the Investor Relations section of the company’s website at ir.nutanix.com and on the SEC's website at www.sec.gov. These forward-looking statements speak only as of the date of this press release and, except as required by law, we assume no obligation to update forward-looking statements to reflect actual results or subsequent events or circumstances.

About Nutanix

Nutanix makes infrastructure invisible, elevating IT to focus on the applications and services that power their business. The Nutanix Enterprise Cloud platform leverages web-scale engineering and consumer-grade design to natively converge compute, virtualization and storage into a resilient, software-defined solution with rich machine intelligence. The result is predictable performance, cloud-like infrastructure consumption, robust security, and seamless application mobility for a broad range of enterprise applications. Learn more at www.nutanix.com or follow us on Twitter @nutanix.

© 2017 Nutanix, Inc. All rights reserved. Nutanix®, the Enterprise Cloud PlatformTM and the Nutanix logo are trademarks of Nutanix, Inc., registered or pending registration in the United States and other countries. SAP, SAP NetWeaver and SAP products and services mentioned herein as well as their respective logos are trademarks or registered trademarks of SAP SE (or an SAP affiliate company) in Germany and other countries. Cisco® and Cisco UCS® are the registered trademarks of Cisco Technology, Inc. Nutanix is not associated with, sponsored or endorsed by Cisco. CRN is a registered trademark of The Channel Company, LLC. All other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

NUTANIX, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	As of
	July 31,	January 31,
	2016	2017
Assets
Current assets:
Cash and cash equivalents	$99,209	$226,006
Short-term investments	85,991	129,147
Accounts receivable—net	110,659	151,224
Deferred commissions—current	17,864	19,230
Prepaid expenses and other current assets	16,138	18,192
Total current assets	329,861	543,799
Property and equipment—net	42,218	51,944
Deferred commissions—non-current	19,029	25,712
Intangible assets—net	—	27,217
Goodwill	—	16,784
Other assets—non-current	7,978	5,261
Total assets	$399,086	$670,717

Liabilities, Convertible Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable	$52,111	$65,231
Accrued compensation and benefits	24,547	36,645
Accrued expenses and other liabilities	5,537	6,404
Deferred revenue—current	130,569	186,255
Total current liabilities	212,764	294,535
Deferred revenue—non-current	165,896	234,361
Senior notes	73,260	—
Convertible preferred stock warrant liability	9,679	—
Early exercised stock options liability	2,320	1,509
Other liabilities—non-current	1,103	8,429
Total liabilities	465,022	538,834
Commitments and contingencies (Note 7)
Convertible preferred stock:
Convertible preferred stock	310,379	—
Stockholders’ (deficit) equity:
Common stock	1	4
Additional paid-in capital	65,629	829,249
Accumulated other comprehensive loss	(12)	(170)
Accumulated deficit	(441,933)	(697,200)
Total stockholders’ (deficit) equity	(376,315)	131,883
Total liabilities, convertible preferred stock and stockholders’ (deficit) equity	$399,086	$670,717

NUTANIX, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data, unaudited)

	Three Months Ended		Six Months Ended
	January 31,		January 31,
	2016	2017	2016	2017
Revenue:
Product	$81,229	$138,508	$151,625	$268,165
Support and other services	21,468	43,687	38,828	80,839
Total revenue	102,697	182,195	190,453	349,004
Cost of revenue:
Product (1)	29,977	58,403	57,634	110,613
Support and other services (1)	7,959	18,443	15,381	35,995
Total cost of revenue	37,936	76,846	73,015	146,608
Gross profit	64,761	105,349	117,438	202,396
Operating expenses:
Sales and marketing (1)	66,128	111,244	124,727	240,019
Research and development (1)	26,024	70,914	49,881	146,195
General and administrative (1)	7,840	15,481	15,215	44,853
Total operating expenses	99,992	197,639	189,823	431,067
Loss from operations	(35,231)	(92,290)	(72,385)	(228,671)
Other income (expense)—net	2,646	(421)	1,775	(26,133)
Loss before provision for income taxes	(32,585)	(92,711)	(70,610)	(254,804)
Provision for income taxes	620	501	1,140	577
Net loss	$(33,205)	$(93,212)	$(71,750)	$(255,381)

Net loss per share attributable to common stockholders—basic and diluted	$(0.76)	$(0.66)	$(1.66)	$(2.36)
Weighted-average shares used in computing net loss per share attributable to common stockholders—basic and diluted	43,666,825	141,996,600	43,252,879	108,185,194

(1) Includes the following stock-based compensation expense:
Product cost of sales	$104	$848	$213	$1,814
Support cost of sales	241	2,389	534	5,739
Sales and marketing	1,964	15,528	4,082	49,419
Research and development	1,612	28,759	3,241	62,785
General and administrative	$1,029	5,083	2,266	23,578
	$4,950	$52,607	$10,336	$143,335

NUTANIX, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Six Months Ended
	January 31,
	2016	2017
Cash flows from operating activities:
Net loss	$(71,750)	$(255,381)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	11,822	18,172
Stock-based compensation	10,336	143,335
Loss on debt extinguishment	—	3,320
Change in fair value of convertible preferred stock warrant liability	(1,904)	21,133
Other	(327)	929
Changes in operating assets and liabilities:
Accounts receivable—net	(13,374)	(39,730)
Deferred commission	(9,179)	(8,049)
Prepaid expenses and other assets	2,088	(2,707)
Accounts payable	(8,034)	11,342
Accrued compensation and benefits	1,484	11,811
Accrued expenses and other liabilities	(3,514)	1,594
Deferred revenue	81,209	118,143
Net cash (used in) provided by operating activities	(1,143)	23,912
Cash flows from investing activities:
Purchases of property and equipment	(20,021)	(24,616)
Purchases of investments	(31,546)	(117,550)
Maturities of investments	40,285	41,200
Sale of investments	—	32,640
Payments for business acquisitions, net of cash acquired	—	(184)
Net cash used in investing activities	(11,282)	(68,510)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting discounts and commissions	—	254,455
Payments of offering costs	(2,659)	(1,609)
Proceeds from exercise of stock options, net of repurchases	1,978	2,180
Repayment of senior notes	—	(75,000)
Debt extinguishment costs	—	(1,580)
Payment of debt in conjunction with a business acquisition	—	(7,124)
Other	836	73
Net cash provided by financing activities	155	171,395
Net (decrease) increase in cash and cash equivalents	(12,270)	126,797
Cash and cash equivalents—beginning of period	67,879	99,209
Cash and cash equivalents—end of period	$55,609	$226,006
Supplemental disclosures of cash flow information:
Cash paid for income taxes	$1,489	$2,344
Cash paid for interest	$—	$1,271
Supplemental disclosures of non-cash investing and financing information:
Vesting of early exercised stock options	$1,995	$920
Purchases of property and equipment included in accounts payable	$5,771	$6,983
Offering costs included in accounts payable	$803	$51
Conversion of convertible preferred stock to common stock, net of issuance costs	$—	$310,379
Reclassification of convertible preferred stock warrant liability to additional paid-in capital	$—	$30,812
Issuance of common stock for business acquisitions	$—	$27,063

Reconciliation of Revenue to Billings
(In thousands, unaudited)

	Three Months Ended		Six Months Ended
	January 31,		January 31,
	2016	2017	2016	2017
Total revenue	$102,697	$182,195	$190,453	$349,004
Change in deferred revenue, net of acquisitions (1)	40,676	45,185	81,209	118,143
Billings	$143,373	$227,380	$271,662	$467,147
(1) Excludes $6.0 million of deferred revenue assumed in the PernixData acquisition.

Reconciliation of GAAP to Non-GAAP Profit Measures
(Dollars in thousands, unaudited)

	GAAP	Non-GAAP Adjustments				Non-GAAP
	Three Months Ended January 31, 2017	(1)	(2)	(3)	(4)	Three Months Ended January 31, 2017
Gross profit	$105,349	$3,237	$360	$—	$—	$108,946
Gross margin	57.8%	1.8%	0.2%	—%	—%	59.8%

Operating expenses:
Sales and marketing	$111,244	$(15,528)	$(248)	$—	$—	$95,468
Research and development	70,914	(28,759)	—	—	—	42,155
General and administrative	15,481	(5,083)	—	(286)	—	10,112
Total operating expenses	$197,639	$(49,370)	$(248)	$(286)	$—	$147,735

Loss from operations	$(92,290)	$52,607	$608	$286	$—	$(38,789)

Net loss	$(93,212)	$52,607	$608	$286	$(172)	$(39,883)

Weighted-shares outstanding, basic and diluted	141,996,600					141,996,600

Net loss per share, basic and diluted	$(0.66)	$0.37	$0.01	$0.00	$0.00	$(0.28)

(1) Stock-based compensation expense
(2) Amortization of intangible assets
(3) Change in fair value of contingent consideration assumed in the PernixData acquisition
(4) Tax effect of stock-based compensation expense

	GAAP	Non-GAAP Adjustments		Non-GAAP
	Three Months Ended January 31, 2016	(1)	(2)	Three Months Ended January 31, 2016
Gross profit	$64,761	$345	$—	$65,106
Gross margin	63.1%	0.3%	—%	63.4%

Operating expenses:
Sales and marketing	$66,128	$(1,964)	$—	$64,164
Research and development	26,024	(1,612)	—	24,412
General and administrative	7,840	(1,029)	—	6,811
Total operating expenses	$99,992	$(4,605)	$—	$95,387

Loss from operations	$(35,231)	$4,950	$—	$(30,281)

Net loss	$(33,205)	$4,950	$(2,675)	$(30,930)

Weighted-shares outstanding, basic and diluted	43,666,825			43,666,825
Pro forma adjustment	76,319,511			76,319,511
Pro forma weighted-shares outstanding, basic and diluted	119,986,336			119,986,336

Net loss per share, basic and diluted	$(0.76)
Pro forma net loss per share, basic and diluted	$(0.28)	$0.04	$(0.02)	$(0.26)

(1) Stock-based compensation expense
(2) Change in fair value of preferred stock warrant liability

	GAAP	Non-GAAP Adjustments							Non-GAAP
	Six Months Ended January 31, 2017	(1)	(2)	(3)	(4)	(5)	(6)	(7)	Six Months Ended January 31, 2017
Gross profit	$202,396	$7,553	$598	$—	$—	$—	$—	$—	$210,547
Gross margin	58.0%	2.1%	0.2%	—%	—%	—%	—%	—%	60.3%

Operating expenses:
Sales and marketing	$240,019	$(49,419)	$(415)	$—	$—	$—	$—	$—	$190,185
Research and development	146,195	(62,785)	—	—	—	—	—	—	83,410
General and administrative	44,853	(23,578)	—	(472)	(672)	—	—	—	20,131
Total operating expenses	$431,067	$(135,782)	$(415)	$(472)	$(672)	$—	$—	$—	$293,726

Loss from operations	$(228,671)	$143,335	$1,013	$472	$672	$—	$—	$—	$(83,179)

Net loss	$(255,381)	$143,335	$1,013	$472	$672	$21,133	$3,320	$(2,281)	$(87,717)

Weighted-shares outstanding, basic and diluted	108,185,194								108,185,194
Pro forma adjustment	26,960,697								26,960,697
Pro forma weighted-shares outstanding, basic and diluted	135,145,891								135,145,891

Net loss per share, basic and diluted	$(2.36)
Pro forma net loss per share, basic and diluted	$(1.89)	$1.06	$0.01	$0.00	$0.01	$0.16	$0.02	$(0.02)	$(0.65)

(1) Stock-based compensation expense
(2) Amortization of intangible assets
(3) Change in fair value of contingent consideration assumed in the PernixData acquisition
(4) Acquisition-related costs
(5) Change in fair value of preferred stock warrant liability
(6) Loss on debt extinguishment
(7) Partial release of valuation allowance from the PernixData acquisition and tax effect of stock-based compensation expense

	GAAP	Non-GAAP Adjustments		Non-GAAP
	Six Months Ended January 31, 2016	(1)	(2)	Six Months Ended January 31, 2016
Gross profit	$117,438	$747	$—	$118,185
Gross margin	61.7%	0.4%	—%	62.1%

Operating expenses:
Sales and marketing	$124,727	$(4,082)	$—	$120,645
Research and development	49,881	(3,241)	—	46,640
General and administrative	15,215	(2,266)	—	12,949
Total operating expenses	$189,823	$(9,589)	$—	$180,234

Loss from operations	$(72,385)	$10,336	$—	$(62,049)

Net loss	$(71,750)	$10,336	$(1,904)	$(63,318)

Weighted-shares outstanding, basic and diluted	43,252,879			43,252,879
Pro forma adjustment	76,319,511			76,319,511
Pro forma weighted-shares outstanding, basic and diluted	119,572,390			119,572,390

Net loss per share, basic and diluted	$(1.66)
Pro forma net loss per share, basic and diluted	$(0.60)	$0.09	$(0.02)	$(0.53)

(1) Stock-based compensation expense
(2) Change in fair value of preferred stock warrant liability

Reconciliation of GAAP Net Cash (Used In) Provided By Operating Activities to
Non-GAAP Free Cash Flow
(In thousands, unaudited)

	Three Months Ended		Six Months Ended
	January 31,		January 31,
	2016	2017	2016	2017
Net cash provided by (used in) operating activities	$4,473	$19,752	$(1,143)	$23,912
Purchases of property and equipment	(10,379)	(12,701)	(20,021)	(24,616)
Free cash flow	$(5,906)	$7,051	$(21,164)	$(704)

CONTACT:
Nutanix, Inc.
Investor Contact:
Tonya Chin, 408-560-2675
tonya@nutanix.com
Media Contact:
Kate Reed, 973-534-9292
kreed@nutanix.com